                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                540,508.13
       Available Funds:
             Contract Payments due and received in this period                                                         7,784,601.80
             Contract Payments due in prior period(s) and received in this period                                        828,558.77
             Contract Payments received in this period for next period                                                   235,425.34
             Sales, Use and Property Tax, Maintenance, Late Charges                                                      274,798.12
             Prepayment Amounts related to early termination in this period                                              360,755.02
             Servicer Advance                                                                                            837,281.38
             Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
             Transfer from Reserve Account                                                                                 9,113.99
             Interest earned on Collection Account                                                                         7,440.93
             Interest earned on Affiliated Account                                                                         1,671.77
             Proceeds from repurchase of Contracts per Contribution and Servicing
               Agreement Section 5.03                                                                                          0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                   0.00
             Amounts paid under insurance policies                                                                             0.00
             Any other amounts                                                                                                 0.00

                                                                                                                    ---------------
       Total Available Funds                                                                                          10,880,155.25
       Less: Amounts to be Retained in Collection Account                                                                506,376.31
                                                                                                                    ---------------
       AMOUNT TO BE DISTRIBUTED                                                                                       10,373,778.94
                                                                                                                    ===============

       DISTRIBUTION OF FUNDS:
             1.    To Trustee -  Fees                                                                                          0.00
             2.    To Servicer, any unreimbursed Nonrecoverable Advances or
                     Servicer Advances                                                                                   828,558.77
             3.    To Bank of America Derivative Settlement                                                              389,004.45
             4.    To Noteholders (For Servicer Report immediately following the
                     Final Additional Closing Date)
                       a) Class A1 Principal and Interest                                                              6,580,217.83
                       a) Class A2 Principal (distributed after A1 Note matures) and
                            Interest                                                                                     130,130.00
                       a) Class A3 Principal (distributed after A2 Note matures) and
                            Interest                                                                                     390,822.23
                       a) Class A4 Principal (distributed after A3 Note matures) and
                            Interest                                                                                     291,337.50
                       b) Class B Principal and Interest                                                                 133,977.90
                       c) Class C Principal and Interest                                                                 273,329.53
                       d) Class D Principal and Interest                                                                 183,081.34
                       e) Class E Principal and Interest                                                                 253,224.79

             5.    To Reserve Account for Requirement per Indenture Agreement
                      Section 3.08                                                                                             0.00
             6.    To Issuer - Residual  Principal and Interest and Reserve
                      Account Distribution
                       a) Residual Interest (Provided no Restricting or Amortization
                            Event in effect)                                                                             154,833.51
                       b) Residual Principal (Provided no Restricting or Amortization
                            Event in effect)                                                                             223,415.24
                       c) Reserve Account Distribution (Provided no Restricting or
                            Amortization Event in effect)                                                                  9,113.99
             7.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                     Earned and Any Other Amounts                                                                        283,910.82
             8.    To Servicer, Servicing Fee and other Servicing Compensations                                          248,821.04
                                                                                                                    ---------------
       TOTAL FUNDS DISTRIBUTED                                                                                        10,373,778.94
                                                                                                                    ===============
                                                                                                                    ---------------
       End of Period Collection Account Balance {Includes Payments in Advance &
         Restricting Event Funds (if any)}                                                                               506,376.31
                                                                                                                    ===============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $  6,821,018.04
        - Add Investment Earnings                                                                                          9,113.99
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
        - Less Distribution to Certificate Account                                                                         9,113.99
                                                                                                                    ---------------
End of period balance                                                                                               $  6,821,018.04
                                                                                                                    ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $  6,821,018.04
                                                                                                                    ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
             Pool A                                                                             268,082,491.26
             Pool B                                                                              82,262,440.61
                                                                                              ----------------
                                                                                                                     350,344,931.87
Class A Overdue Interest, if any                                                                          0.00
Class A Monthly Interest - Pool A                                                                   642,107.90
Class A Monthly Interest - Pool B                                                                   197,033.99

Class A Overdue Principal, if any                                                                         0.00
Class A Monthly Principal - Pool A                                                                4,238,757.83
Class A Monthly Principal - Pool B                                                                2,314,607.84
                                                                                              ----------------
                                                                                                                       6,553,365.67
Ending Principal Balance of the Class A Notes
             Pool A                                                                             263,843,733.43
             Pool B                                                                              79,947,832.77
                                                                                              ----------------      ---------------
                                                                                                                     343,791,566.20
                                                                                                                    ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $400,172,000     Original Face $400,172,000      Balance Factor
        $2.096953                      $16.376372                     85.910950%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
             Class A1                                                                            14,744,931.87
             Class A2                                                                            54,600,000.00
             Class A3a                                                                          204,500,000.00
             Class A3b                                                                           76,500,000.00
                                                                                              ----------------


Class A Monthly Interest                                                                                             350,344,931.87
             Class A1 (Actual Number Days/360)                                                       26,852.16
             Class A2                                                                               130,130.00
             Class A3a                                                                              390,822.23
             Class A3b                                                                              291,337.50
                                                                                              ----------------


Class A Monthly Principal
             Class A1                                                                             6,553,365.67
             Class A2                                                                                     0.00
             Class A3a                                                                                    0.00
             Class A3b                                                                                    0.00
                                                                                              ----------------

                                                                                                                       6,553,365.67
Ending Principal Balance of the Class A Notes
             Class A1                                                                             8,191,566.20
             Class A2                                                                            54,600,000.00
             Class A3a                                                                          204,500,000.00
             Class A3b                                                                           76,500,000.00
                                                                                              ----------------      ---------------
                                                                                                                     343,791,566.20
                                                                                                                    ===============

Class A1
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $64,572,000       Original Face $64,572,000      Balance Factor
       $0.415848                       $101.489278                    12.685942%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

V. CLASS B NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class B Notes
                   Pool A                                                                         4,568,841.88
                   Pool B                                                                         1,401,971.77
                                                                                              ----------------
                                                                                                                       5,970,813.65

 Class B Overdue Interest, if any                                                                         0.00
 Class B Monthly Interest - Pool A                                                                   17,057.01
 Class B Monthly Interest - Pool B                                                                    5,234.03
 Class B Overdue Principal, if any                                                                        0.00
 Class B Monthly Principal - Pool A                                                                  72,239.76
 Class B Monthly Principal - Pool B                                                                  39,447.10
                                                                                              ----------------
                                                                                                                         111,686.86
 Ending Principal Balance of the Class B Notes
                   Pool A                                                                         4,496,602.12
                   Pool B                                                                         1,362,524.67
                                                                                              ----------------      ---------------
                                                                                                                       5,859,126.79
                                                                                                                    ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $6,820,000       Original Face $6,820,000        Balance Factor
       $3.268481                      $16.376372                      85.910950%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class C Notes
                   Pool A                                                                         9,137,683.75
                   Pool B                                                                         2,803,943.53
                                                                                              ----------------
                                                                                                                      11,941,627.28

 Class C Overdue Interest, if any                                                                         0.00
 Class C Monthly Interest - Pool A                                                                   38,225.98
 Class C Monthly Interest - Pool B                                                                   11,729.83
 Class C Overdue Principal, if any                                                                        0.00
 Class C Monthly Principal - Pool A                                                                 144,479.52
 Class C Monthly Principal - Pool B                                                                  78,894.20
                                                                                              ----------------
                                                                                                                         223,373.72
 Ending Principal Balance of the Class C Notes
                   Pool A                                                                         8,993,204.23
                   Pool B                                                                         2,725,049.33
                                                                                              ----------------      ---------------
                                                                                                                      11,718,253.56
                                                                                                                    ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $13,640,000      Original Face $13,640,000       Balance Factor
       $3.662449                      $16.376372                      85.910950%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class D Notes
                   Pool A                                                                         6,089,556.10
                   Pool B                                                                         1,868,610.46
                                                                                              ----------------
                                                                                                                       7,958,166.56

 Class D Overdue Interest, if any                                                                         0.00
 Class D Monthly Interest - Pool A                                                                   26,185.09
 Class D Monthly Interest - Pool B                                                                    8,035.02
 Class D Overdue Principal, if any                                                                        0.00
 Class D Monthly Principal - Pool A                                                                  96,284.37
 Class D Monthly Principal - Pool B                                                                  52,576.86
                                                                                              ----------------
                                                                                                                         148,861.23
 Ending Principal Balance of the Class D Notes
                   Pool A                                                                         5,993,271.73
                   Pool B                                                                         1,816,033.60
                                                                                              ----------------      ---------------
                                                                                                                       7,809,305.33
                                                                                                                    ===============

--------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
 Original Face $9,090,000       Original Face $9,090,000       Balance Factor
       $3.764589                       $16.376373                     85.910950%
--------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class E Notes
                   Pool A                                                                        7,616,969.51
                   Pool B                                                                        2,337,304.83
                                                                                              ----------------
                                                                                                                       9,954,274.34

 Class E Overdue Interest, if any                                                                        0.00
 Class E Monthly Interest - Pool A                                                                  51,287.59
 Class E Monthly Interest - Pool B                                                                  15,737.85
 Class E Overdue Principal, if any                                                                       0.00
 Class E Monthly Principal - Pool A                                                                120,434.90
 Class E Monthly Principal - Pool B                                                                 65,764.45
                                                                                              ----------------
                                                                                                                         186,199.35
 Ending Principal Balance of the Class E Notes
                   Pool A                                                                        7,496,534.61
                   Pool B                                                                        2,271,540.38
                                                                                              ----------------      ---------------
                                                                                                                       9,768,074.99
                                                                                                                    ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $11,370,000      Original Face $11,370,000       Balance Factor
       $5.894938                      $16.376372                      85.910950%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                   Pool A                                                                         9,139,382.46
                   Pool B                                                                         2,804,464.78
                                                                                              ----------------
                                                                                                                      11,943,847.24

       Residual Interest - Pool A                                                                   118,598.04
       Residual Interest - Pool B                                                                    36,235.47
       Residual Principal - Pool A                                                                  144,506.37
       Residual Principal - Pool B                                                                   78,908.87
                                                                                              ----------------
                                                                                                                         223,415.24
       Ending Residual Principal Balance
                   Pool A                                                                         8,994,876.09
                   Pool B                                                                         2,725,555.91
                                                                                              ----------------      ---------------
                                                                                                                      11,720,432.00
                                                                                                                    ===============

X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                 248,821.04
        - Servicer Advances reimbursement                                                                                828,558.77
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                283,910.82
                                                                                                                    ---------------
       Total amounts due to Servicer                                                                                   1,361,290.63
                                                                                                                    ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
         at the beginning of the related Collection Period                                                           304,634,924.96

       Aggregate Discounted Contract Balance of Additional Contracts acquired
         during Collection Period                                                                                              0.00

       Decline in Aggregate Discounted Contract Balance                                                                4,816,702.74
                                                                                                                     --------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
         at the ending of the related Collection Period                                                              299,818,222.22
                                                                                                                     ==============


       Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                           4,572,148.69

         - Principal portion of Prepayment Amounts                                                  244,554.05

         - Principal portion of Contracts repurchased under Indenture Agreement
             Section 4.02                                                                                 0.00

         - Aggregate Discounted Contract Balance of Contracts that have become
             Defaulted Contracts during the Collection Period                                             0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added
             during Collection Period                                                                     0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                     0.00
                                                                                              ----------------
                         Total Decline in Aggregate Discounted Contract Balance                   4,816,702.74
                                                                                              ================


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
         at the beginning of the related Collection Period                                                            93,478,735.99

       Aggregate Discounted Contract Balance of Additional Contracts acquired
         during Collection Period                                                                                              0.00

       Decline in Aggregate Discounted Contract Balance                                                                2,630,199.32
                                                                                                                     --------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
         at the ending of the related Collection Period                                                               90,848,536.67
                                                                                                                     ==============


       Components of Decline in Aggregate Discounted Contract
       Balance:
         - Principal portion of Contract Payments and Servicer Advances                           2,469,849.52

         - Principal portion of Prepayment Amounts                                                  160,349.80

         - Principal portion of Contracts repurchased under Indenture Agreement
             Section 4.02                                                                                 0.00

         - Aggregate Discounted Contract Balance of Contracts that have become
             Defaulted Contracts during the Collection Period                                             0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added
             during Collection Period                                                                     0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                     0.00
                                                                                              ----------------
                         Total Decline in Aggregate Discounted Contract Balance                   2,630,199.32
                                                                                              ================       --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    390,666,758.89
                                                                                                                     ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                     Predecessor
                                                                   Discounted      Predecessor     Discounted
       Lease #       Lessee Name                                 Present Value       Lease #      Present Value
       -------       -----------                                 -------------       -------      -------------
       3446-004      Bethesda Regional Cancer Treatment          $  657,993.20        2879-002   $  438,601.04
       3446-005      Bethesda Regional Cancer Treatment          $  806,918.85        3220-002   $2,998,755.95
       3446-006      Bethesda Regional Cancer Treatment          $1,496,057.34
       3446-007      Bethesda Regional Cancer Treatment          $  437,159.27
                     Cash                                        $   39,228.33



                                                                 -------------                   -------------
                                                 Totals:         $3,437,356.99                   $3,437,356.99

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $  3,437,356.99
       b) ADCB OF POOL A AT CLOSING DATE                                                         $336,802,716.30
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     1.02%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO   X
                                                                                      --------     --------

       POOL B                                                                                      Predecessor
                                                                   Discounted      Predecessor     Discounted
       Lease #       Lessee Name                                 Present Value       Lease #      Present Value
       -------       -----------                                 -------------       -------      -------------
                     NONE








                                                                 -------------                   ---------------
                                                 Totals:         $0.00                            $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                         $117,931,819.40
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
           RATING AGENCY APPROVES)                                                                          0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
       SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO   X
                                                                                      --------     -------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                     Predecessor
                                                                   Discounted      Predecessor     Discounted
       Lease #       Lessee Name                                 Present Value       Lease #      Present Value
       -------       -----------                                 -------------       -------      -------------
                     NONE                                                                        $0.00









                                                                 -------------                   ---------------
                                                 Totals:         $0.00                           $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                      0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                         $336,802,716.30
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO   X
                                                                                      --------     -------

       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                               Predecessor
                                                                   Discounted      Predecessor     Discounted
       Lease #       Lessee Name                                 Present Value       Lease #      Present Value
       -------       -----------                                 -------------       -------      -------------
                     None









                                                                 -------------                   --------------
                                                 Totals:         $0.00                           $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                              $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                         $117,931,819.40
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
       SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES           NO   X
                                                                                      --------     -------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


XV. POOL PERFORMANCE MEASUREMENTS


1.                          AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                      TOTAL OUTSTANDING CONTRACTS
       This Month                                    9,093,627.51        This Month                          390,666,758.89
       1 Month Prior                                 9,419,129.18        1 Month Prior                       398,113,660.95
       2 Months Prior                                5,753,095.51        2 Months Prior                      406,804,263.52

       Total                                        24,265,852.20        Total                             1,195,584,683.36

       A) 3 MONTH AVERAGE                            8,088,617.40        B) 3 MONTH AVERAGE                  398,528,227.79

       c) a/b                                               2.03%

2.     Does a Delinquency Condition Exist (1c > 6%)?
                                                                                              Yes                    No      X
                                                                                                  -----------          -------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                                  Yes                    No      X
                                                                                                  -----------          -------------
       B. An Indenture Event of Default has occurred and is then
       continuing?                                                                            Yes                    No      X
                                                                                                  -----------          -------------

4.     Has a Servicer Event of Default occurred?                                              Yes                    No      X
                                                                                                  -----------          -------------


5.     Amortization Event Check

       A. Is 1c > 8%?                                                                         Yes                    No      X
                                                                                                  -----------          -------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                               Yes                    No      X
                                                                                                  -----------          -------------
       C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?                Yes                    No      X
                                                                                                  -----------          -------------

6.     Aggregate Discounted Contract Balance at Closing Date                              Balance $454,734,535.69
                                                                                                  ---------------


       DELINQUENT LEASE SUMMARY

               Days Past Due        Current Pool Balance       # Leases
               -------------        --------------------       --------
                     31 - 60                9,827,855.20             31
                     61 - 90                2,367,317.78              9
                    91 - 180                9,093,627.51             30



       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization